NASDAQ: NBAN


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                        West Coast Super Community Bank
                                   Conference

                               September 7, 2006

                                   Presenter:

                       Terry L. Robinson, President & CEO


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SAFE HABOR STATEMENT

o       This presentation contains forward-looking statements that are:

        -        Subject to contingencies & uncertainties,
        -        Not a guarantee of future performance,
        -        Based on assumptions that may change,
        -        Not to be relied on unduly.

o Many factors are beyond our ability to control or predict, including factors such as:

        -        Interest rate volatility.
        -        Economic conditions.
        -        Asset performance.
        -        Ability to control costs.
        -        Successful acquisition assimilation.

o       We assume no obligation to update this data.

o       Please see risk factors in NBAN's SEC filings.

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A BRIEF HISTORY

o The Vintage Bank opened for business in Napa in January, 1985 with capital of $3.1 million

o A $2 million secondary offering was issued in 1994 to support organic growth

o       North Bay Bancorp was formed in 1999

o Solano Bank opened in July 2000 with 3 offices, partially capitalized with a $5 million secondary offering

o Three Boards were merged & reduced in 2004; Charters merged in 2005; combined Board reduced to 11 in 2006


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WHY INVEST IN NBAN?

        o       Board & Management

        o       Markets & Core Deposit Base

        o       Asset Quality

        o       Historical Consistency & Low Risk Profile

        o       Long-Term EPS Growth Potential


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DIRECTORS

======================================= ========================================
David B. Gaw                            Conrad W. Hewitt
Chairman, Attorney                      Former California Superintendent, DFI
                                        Former Managing Partner, Ernst & Young
                                        Resigned effective August 15, 2006
======================================= ========================================
Richard S. Long                         Thomas Shelton
Vice Chairman, CEO Regulus Group, LLC   President & CEO, Joseph Phelps Vineyards
======================================= ========================================
Thomas N. Gavin                         Stephen C. Spencer
Financial Planning                      Commercial Real Estate
======================================= ========================================
Fred J. Hearn, Jr.                      Denise C. Suihkonen
CEO, Hearn Pacific Corporation          Certified Public Accountant
======================================= ========================================
Thomas F. Malloy                        James E. Tidgewell
Insurance                               Certified Public Accountant
======================================= ========================================

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EXECUTIVE MANAGEMENT

======================================= ========================================
Terry L. Robinson                       Virginia Robbins
President & CEO since 1988              Executive Vice President
                                        Chief Operating Officer
                                        Joined in 2006
======================================= ========================================
Glen C. Terry                           Michael W. Wengel
President, The Vintage Bank             Executive Vice President
Joined in 1999                          Chief Financial Officer
                                        Joined in 2006
======================================= ========================================
John Nerland                            Stephanie Rode
Senior Executive Vice President,        Senior Vice President
Chief Credit Officer                    Risk Management
Joined in 2002                          Joined in 2003
======================================= ========================================

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AREA WE SERVE



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SOLANO COUNTY DEPOSIT MARKET SHARE


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NAPA COUNTY DEPOSIT MARKET SHARE


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TOTAL DEPOSITS



        June 30, 2005                           June 30, 2006
         $510 Million                            $482 Million

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The Vintage Bank LOGO



                                                                     SOLANO BANK
                                                  A Division of The Vintage Bank



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NON-PERFORMING ASSETS/TOTAL ASSETS


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WHY STELLER ASSET QUALITY?

        o       Credit Culture

        o       Consistent Underwriting

        o       Relationship Banking

        o       Lend within our Markets

        o       Lend within Industries we Understand

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LOAN PORTFOLIO


          June 30, 2005                             June 30, 2006
           $434 Million                              $450 Million

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A HISTORICAL PERSPECTIVE


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TOTAL ASSETS


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NET INCOME


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RETURN ON AVERAGE ASSETS


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RETURN ON AVERAGE EQUITY




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ANNUAL OPERATING EFFICIENCY




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EARNINGS PER SHARE



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MARKET CAPITALIZATION


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STOCK PERFORMANCE


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RISK PROFILE


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BALANCE SHEET

o       Investment Portfolio

        o   Agencies,   municipals   and   mortgage-backed   PAC's   &   vanilla
            passthroughs

        o   No derivatives, structured notes, preferred stock, etc.

o       Loan Portfolio - Clean

o       No Significant Intangible Assets

o       Stable Non-interest Bearing Deposit Base

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EARNIGNS

o       Interest Rate Risk Near Zero

        o   Slightly asset sensitive in short run

        o   Slightly liability sensitive in longer run

o       No dependency on Cyclical Revenues

o       Low Cost Deposit Base Best Defense Against a Flat Yield Curve

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WHAT'S NEXT

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2006 - 2007 PLANS

o       Strengthen "Middle" Management in Key Areas

o       Capture Automation Opportunities & Improve Processes in General

o       Longer-Term,   Capture   FTE   Improvement   Opportunitiesflowing   from
        Management Upgrades and Automation of Processes

o       Expand "Niche" Market Opportunities
        (Example: Professional Practice Finance Product)

o       Enter Contra Costa County

        o   Contiguous market - large population & deposit base

        o   Minimal community bank competition in targeted geographic sections


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SUMMARY & CONCLUSION


o       NBAN is an Exceptional Franchise

        o   Stable
        o   Premier Markets
        o   Low Risk

o       Positive Outlook

        o   Solid Organic Growth
        o   Positive Earnings Trend


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....AND IT"S JUST 50 MILES AWAY!


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